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                                                                    EXHIBIT 10.2
                                                                [CONFORMED COPY]


                ADT LIMITED GUARANTY WAIVER AND CONSENT NO. 2


         THIS ADT LIMITED GUARANTY WAIVER AND CONSENT NO. 2 (this "Waiver and Consent"), dated as of June 7, 1996, between ADT LIMITED, a company organized under the laws of Bermuda ("ADT Limited"), and the Documentation Agent (as defined below).


                            W I T N E S S E T H:

         WHEREAS, pursuant to a Credit Agreement, dated as of August 23, 1995 (as heretofore amended or otherwise modified, the "Credit Agreement"), among ADT Operations, Inc., a company organized under the laws of Delaware (the "Borrower"), the financial institutions as are or may become parties thereto (collectively, the "Lenders"), The Bank of Nova Scotia ("Scotiabank"), individually and as documentation agent (the "Documentation Agent") for the Lenders, and Chemical Bank ("Chemical"), individually and as administrative agent for the Lenders (the "Administrative Agent", and together with the Documentation Agent, the "Agents"), the Lenders extended Commitments to make Credit Extensions to the Borrower; and

         WHEREAS, in connection with the Credit Agreement, ADT Limited executed and delivered in favor of the Agents and the Lenders the Guaranty dated as of August 23, 1995 (as heretofore amended or otherwise modified, the "ADT Limited Guaranty"); and

         WHEREAS, ADT Limited desires to acquire the entire Capital Stock of a business entity engaged principally in the electronic security services business ("Target Co.") pursuant to a stock-for-stock exchange in which the stockholders of Target Co. would receive in the aggregate approximately 8,000,000 shares of the Common Stock, par value $.10 per share, of ADT Limited (the "Stock Acquisition"); and

         WHEREAS, in connection with the Stock Acquisition, certain Indebtedness of Target Co. and its Subsidiaries in an aggregate principal amount not exceeding $205,000,000 would be repaid with funds provided by ADT Limited and its Subsidiaries (the "Debt Repayment"); and

         WHEREAS, in connection with the Stock Acquisition, certain Indebtedness of Target Co. and its Subsidiaries in an aggregate principal amount not exceeding $70,000,000 would remain outstanding following consummation of the Stock Acquisition and would be guaranteed by ADT Limited (such Indebtedness, the "Assumed Indebtedness"); and





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         WHEREAS, the guarantee of the Assumed Indebtedness, together with the
Stock Acquisition and the Debt Repayment, are collectively referred to herein as the "Transaction"; and

         WHEREAS, the aggregate consideration for the Transaction (including all accrued and unpaid interest payable in connection with the Debt Repayment) is not to exceed $425,000,000; and

         WHEREAS, ADT Limited has requested the Agents and the Lenders to grant a limited waiver and consent with respect to Section 4.2.5 of the ADT Limited Guaranty in order to permit ADT Limited, on the terms and subject to the conditions hereof, to consummate the Transaction; and

         WHEREAS, ADT Limited has further requested the Agents and the Lenders to grant a limited waiver and consent with respect to Section 4.2.2 of the ADT Limited Guaranty in order to permit ADT Limited to suffer to exist, on the terms and subject to the conditions hereof, the Assumed Indebtedness;

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

         Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the ADT Limited Guaranty (including by reference to the Credit Agreement) shall have such meanings when used in this Waiver and Consent.


                                   ARTICLE II

                           LIMITED WAIVER AND CONSENT

         On the terms and subject to the conditions set forth herein and in reliance on the representations and warranties of ADT Limited herein contained, the Agents and the Required Lenders hereby:

                 (a) waive the restrictions set forth in Section 4.2.5 of the ADT Limited Guaranty to the extent necessary to permit ADT Limited to consummate the Transaction and consent and agree that no portion of the consideration for the Transaction shall be counted for purposes of computing the Annual Limit in connection with Permitted Business Acquisitions or the Equity Proceeds Amount; and





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                 (b)  waive the restrictions set forth in Section 4.2.2 of the
         ADT Limited Guaranty to the extent necessary to permit Target Co. and its Subsidiaries to suffer to exist the Assumed Indebtedness and consent and agree that no portion of such Indebtedness shall be counted for purposes of computing the aggregate amount set forth in clause (q) of Section 4.2.2 of the ADT Limited Guaranty;

provided, however, that the aggregate consideration for the Transaction (including all accrued and unpaid interest payable in connection with the Debt Repayment) does not exceed $425,000,000.

         The foregoing waivers and consents shall be limited precisely as written and in no event shall be deemed to constitute a waiver of compliance by ADT Limited with respect to any other term, provision or condition of the ADT Limited Guaranty or any other Loan Document (including, without limitation, delivery of the certificate referred to in the definition of "Permitted Business Acquisition" in Section 1.1 of the ADT Limited Guaranty and compliance with the covenants set forth in Section 4.2.4 of the ADT Limited Guaranty) or prejudice any right or remedy that any Agent or any Lender may now have or may have in the future under or in connection with the ADT Limited Guaranty, any other Loan Document or any other instrument or agreement referred to therein.


                                  ARTICLE III

                              CONDITIONS PRECEDENT

         This Waiver and Consent shall become effective, as of the date hereof, upon the receipt by the Documentation Agent of counterparts hereof executed on behalf of ADT Limited, the Agents and the Required Lenders.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Agents and the Required Lenders to consent to the terms of this Waiver and Consent, ADT Limited hereby reaffirms, as of the date hereof, the representations and warranties contained in Article III of the ADT Limited Guaranty and additionally represents and warrants unto each Lender and each Agent that, as of the date hereof, no Default has occurred and is continuing.





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                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

         SECTION 5.1. Headings. The various headings of this Waiver and Consent are inserted for convenience only and shall not affect the meaning or interpretation of this Waiver and Consent or any provisions hereof.

         SECTION 5.2. Execution in Counterparts. This Waiver and Consent may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 5.3. Governing Law. THIS WAIVER AND CONSENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]





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         IN WITNESS WHEREOF, the parties hereto have caused this Waiver and
Consent to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    ADT LIMITED


                                    By  /s/  Stephen J. Ruzika
                                      -----------------------------------
                                      Title: Chief Financial Officer


                                    THE BANK OF NOVA SCOTIA, as
                                      Documentation Agent


                                    By  /s/  Frank F. Sandler
                                      -----------------------------------
                                      Title: Relationship Manager


CONSENTED TO BY:

THE BANK OF NOVA SCOTIA,
  as a Lender


By:  /s/  Frank F. Sandler
   ----------------------------------
   Title: Relationship Manager


CHEMICAL BANK


By  /s/  William J. Caggiano
  -----------------------------------
  Title: Managing Director


BANK OF AMERICA ILLINOIS


By  /s/  Laurens F. Schaad, Jr.
  -----------------------------------
  Title: Vice President


BANK OF MONTREAL


By  /s/  W.T. Calder
  -----------------------------------
  Title: Director





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CIBC INC.


By  /s/  Kim Frederking
  -----------------------------------
  Title: Director


CREDIT LYONNAIS CAYMAN ISLAND BRANCH


By  /s/  Robert Ivosevich
  -----------------------------------
  Title: Senior Vice President


CREDIT LYONNAIS NEW YORK BRANCH


By  /s/  Robert Ivosevich
  -----------------------------------
  Title: Senior Vice President


CREDIT SUISSE


By  /s/  Jan Kopol
  -----------------------------------
  Title: Member of Senior Management


By  /s/  Kristinn R. Kristinsson
  -----------------------------------
  Title: Associate


MIDLAND BANK PLC, NEW YORK BRANCH


By  /s/  Jonathan E. Morris
  -----------------------------------
  Title: Vice President


THE FUJI BANK, LIMITED, NEW YORK
  BRANCH


By  /s/  Gina M. Kearns
  -----------------------------------
  Title: Vice President & Manager





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THE MITSUBISHI TRUST AND BANKING
  CORPORATION


By  /s/  Patricia Loret de Mola
  -----------------------------------
  Title: Senior Vice President


NATIONSBANK, N.A. (SOUTH)


By  /s/  Julie Anne Autrey
  -----------------------------------
  Title: Senior Vice President


FIRST AMERICAN NATIONAL BANK


By  /s/  Jane Weaver
  -----------------------------------
  Title: Vice President


FIRST UNION NATIONAL BANK OF FLORIDA


By  /s/  Mary A. Morgan
  -----------------------------------
  Title: Vice President and Portfolio
             Manager


MELLON BANK N.A.


By  /s/  Clifford A. Mull
  -----------------------------------
  Title: Assistant Vice President


NBD BANK


By  /s/  Peter F. Ward
  -----------------------------------
  Title: Vice President


UNITED STATES NATIONAL BANK OF OREGON


By  /s/  Stephen Mitchell
  -----------------------------------
  Title: Vice President





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WESTDEUTSCHE LANDESBANK GIROZENTRALE,
  NEW YORK AND CAYMAN ISLANDS
  BRANCHES


By  /s/  Ralph White
  -----------------------------------
  Title: Vice President


By  /s/  Ernst J. Auburger
  -----------------------------------
  Title: Associate


BANK OF HAWAII


By  /s/  Joseph T. Donalson
  -----------------------------------
  Title: Vice President





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